NET TRADING LOSS (Details) (EUR €) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net Trading Profit Loss Details [Abstract]
Gains included in net trading loss relating to a loan with an embedded derivative that the Group elected to account for at fair value through the profit and loss instead of separating the embedded derivative	€ 0	€ 0	€ 25,745
Gains included in net rading loss from the re-purchase by the Group of debt securities issued by the Group.	€ 10,885	€ 224,683	€ 361,325